UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 26, 2008 (August 25, 2008)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           Analysts International Corporation (the “Company”) and Randy W. Strobel, 41, entered into an Employment Agreement (the “Agreement”) on August 8, 2008, with an effective date of August 25, 2008, which provided that Mr. Strobel would be employed as Senior Vice President and Chief Financial Officer of Analysts International Corporation (the “Company”).  The Agreement further provided that on or about August 25, 2008, Mr. Strobel would be granted options to purchase 250,000 shares of the Company’s Common Stock, with one quarter vesting immediately upon the date of the grant and the remainder vesting upon the anniversary date of the grant in even increments over three years from the date of the grant (previously filed as Exhibit 10.1 to Current Report on Form 8-K, filed August 12, 2008, Commission File No. 0-4090 and incorporated by reference).

    On August 25, 2008, pursuant to the Agreement and the Company’s 2004 Equity Incentive Plan, the Company and Mr. Strobel executed an Incentive Stock Option Agreement (the “Option Agreement”), which granted Mr. Strobel the option to purchase 250,000 of the Company’s Common Stock at the closing price of the Common Stock on the NASDAQ Global Market on August 25, 2008, which was $1.28 per share.

    Pursuant to the Option Agreement, one quarter of the total 250,000 stock options granted (62,500 options) vested immediately on the date of the grant.  The remaining options will vest in quarters (of 62,500 options each) on the anniversary date of the grant (on August 25, 2009, August 25, 2010 and August 25, 2011).

    The foregoing description of the Option Agreement is merely intended to be a summary of the Option Agreement and is qualified in its entirety by reference to the Option Agreement.  The Option Agreement, attached to this Current Report as Exhibit 10.1, is incorporated by reference as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits

(d)             Exhibits.

Exhibit Number	Description
10.1	Incentive Stock Option Agreement between Analysts International Corporation and Randy W. Strobel (“Agreement”), fully executed on August 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 25, 2008	ANALYSTS INTERNATIONAL CORPORATION

By: /s/ Robert E. Woods
Robert E. Woods
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Incentive Stock Option Agreement between Analysts International Corporation and Randy W. Strobel (“Agreement”), fully executed on August 25, 2008.